                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                  July 12, 2004



                             TRACTOR SUPPLY COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                        000-23314                   13-3139732
--------------------        ----------------------------    --------------------
  (State or Other             (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                            Identification No.)
  Incorporation or
   Organization)


  200 Powell Place, Brentwood, Tennessee                            37027
----------------------------------------                            -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, Including Area Code:          (615) 366-4600
                                                         -----------------------


                 320 Plus Park Blvd., Nashville, Tennessee 37217
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.        REGULATION FD DISCLOSURE

ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

On July12, 2004, the Company issued a press release setting forth its financial results for the second quarter of fiscal 2004. Additionally, the Company provided its current outlook for the remainder of fiscal 2004. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

Additionally, on July 12, 2004 the Company issued a press release announcing its CEO transition plan. A copy of the Registrant's press release is attached as
Exhibit 99.2 to the Current Report.

EXHIBIT INDEX

               99.1 Press Release, dated:  July 12, 2004.
               99.2 Press Release dated:   July 12, 2004



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TRACTOR SUPPLY COMPANY



Date:     July 12, 2004            By: /s/ Calvin B. Massmann
     ------------------------         ------------------------------------------
                                           Calvin B. Massmann
                                           Senior Vice President-
                                           Chief Financial Officer and Treasurer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)




                                   Page 2 of 2